File No. 33-9591
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

     Pre-Effective Amendment No.                                       [  ]


     Post-Effective Amendment No. 15                                   [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


     Amendment No. 15                                                  [X]


                      (Check appropriate box or boxes.)

                              PREMIER GNMA FUND
             (Exact Name of Registrant as Specified in Charter)


           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                         Daniel C. Maclean III, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----


      X    on October 13, 1995 pursuant to paragraph (b)
     ----


           60 days after filing pursuant to paragraph (a)(i)
     ----
           on     (date)      pursuant to paragraph (a)(i)
     ----
           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1994 was filed on February 24, 1995.

                              PREMIER GNMA FUND
                Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                       Page
_________      _______                                       ____


   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                4

   4           General Description of Registrant              6, 26

   5           Management of the Fund                         9

   5(a)        Management's Discussion of Fund's Performance  *

   6           Capital Stock and Other Securities             26

   7           Purchase of Securities Being Offered           10

   8           Redemption or Repurchase                       18

   9           Pending Legal Proceedings                      *



Items in
Part B of
Form N-1A
---------

   10          Cover Page                                     Cover

   11          Table of Contents                              Cover

   12          General Information and History                B-21

   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-4

   15          Control Persons and Principal                  B-8
               Holders of Securities

   16          Investment Advisory and Other                  B-8
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                              PREMIER GNMA FUND
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____

   17          Brokerage Allocation                           B-19

   18          Capital Stock and Other Securities             B-21

   19          Purchase, Redemption and Pricing               B-10, B-13,
               of Securities Being Offered                    B-18

   20          Tax Status                                     *

   21          Underwriters                                   B-10

   22          Calculations of Performance Data               B-19

   23          Financial Statements                           B-22


Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-4
               Common Control with Registrant

   26          Number of Holders of Securities                C-4

   27          Indemnification                                C-4

   28          Business and Other Connections of              C-5
               Investment Adviser

   29          Principal Underwriters                         C-10

   30          Location of Accounts and Records               C-13

   31          Management Services                            C-13

   32          Undertakings                                   C-13


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



PREMIER GNMA FUND
(LION LOGO)
PROSPECTUS                                                  OCTOBER 13, 1995


-----------------------------------------------------------------------------
                Premier GNMA Fund (the "Fund") is an open-end, diversified, management investment company, known as a mutual fund. Its goal is to provide you with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association.


                By this Prospectus, Class A, Class B and Class C shares of the Fund are being offered. Class A shares are subject to a sales charge imposed at the time of purchase; Class B shares are subject to a contingent deferred sales charge imposed on redemptions made within five years of purchase; and Class C shares are subject to a contingent deferred sales charge imposed on redemptions made within one year of purchase. Other differences among the three Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. The Fund offers these alternatives so an investor may choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.


                The Fund provides free redemption checks with respect to Class A, which you can use in amounts of $500 or more for cash or to pay bills. You continue to earn income on the amount of the check until it clears. You can purchase or redeem shares by telephone using the TELETRANSFER Privilege.
                The Dreyfus Corporation professionally manages the Fund's portfolio.
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.


                The Statement of Additional Information, dated October 13, 1995, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.


                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-----------------------------------------------------------------------------
        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------


TABLE OF CONTENTS
                Fee Table..........................................        3
                Condensed Financial Information....................        4
                Alternative Purchase Methods.......................        5
                Description of the Fund............................        6
                Management of the Fund.............................        9
                How to Buy Fund Shares.............................        10
                Shareholder Services...............................        14
                How to Redeem Fund Shares..........................        18
                Distribution Plan and Shareholder Services Plan....        23
                Dividends, Distributions and Taxes.................        23
                Performance Information............................        25
                General Information................................        26


       Page 2



FEE TABLE
                                                                         CLASS A     CLASS B      CLASS C
Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price).........                   4.50%         none        none
         Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)...            none*        3.00%        1.00%
Annual Fund Operating Expenses
         (as a percentage of average daily net assets)
         Management Fees.........................                        .55%          .55%         .55%
         12b-1 Fees..............................                        none          .50%         .75%
         Other Expenses .........................                        .45%          .51%         .45%
         Total Fund Operating Expenses...........                       1.00%         1.56%        1.75%
Example
         You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) except where noted, redemption
          at the end of each time period:                                CLASS A        CLASS B     CLASS C
        1 Year...................................                        $ 55         $46/$16**    $18/$28**
        3 Years..................................                        $ 75         $69/$49**    $55
        5 Years..................................                        $ 98         $95/$85**    $95
        10 Years**...............................                        $162         $157***      $206

        * A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
        ** Assuming no redemption of shares.
        ***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.


-----------------------------------------------------------------------------
          THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-----------------------------------------------------------------------------


                The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses for Class C are based on amounts for Class A for the Fund's last fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan and Shareholder Services Plan."


         Page 3
CONDENSED FINANCIAL INFORMATION


                The information in the following tables has been audited (except where noted) by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes for Class A and Class B are included in the Statement of Additional Information, available upon request. No financial information is available for Class C shares, which had not been offered as of the date of this Prospectus.


        FINANCIAL HIGHLIGHTS


                Contained below is per share operating performance for Class A and Class B shares of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                           CLASS A SHARES
                                       --------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,                         SIX MONTHS
                                       --------------------------------------------------------------------------        ENDED
                                                                                                                    JUNE 30, 1995
PER SHARE DATA:                        1987(1)     1988     1989     1990     1991     1992     1993        1994      (UNAUDITED)
                                       ------     ------    -----   ------    ----     -----    ----       -----      ----------

  Net asset value, beginning
   of period.....................      $14.50     $13.87   $14.01  $14.28    $14.38    $15.30  $14.90      $14.84        $13.54
                                       ------     ------   ------  ------    ------    -----   ------      ------        ------
  INVESTMENT OPERATIONS:
  Investment income-net..........        1.28       1.35     1.36    1.32      1.20     1.10      .95         .88          .47
  Net realized and unrealized gain
   (loss) on investments..........       (.63)       .40      .31     .10       .92     (.15)     .24       (1.30)         .79
                                       ------     ------   ------  ------    ------    -----   ------      ------        ------
  TOTAL FROM INVESTMENT
  OPERATIONS.........                     .65       1.75     1.67    1.42      2.12      .95     1.19        (.42)        1.26
                                       ------     ------   ------  ------    ------    -----   ------      ------        ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                   (1.28)    (1.35)    (1.36)  (1.32)    (1.20)   (1.10)    (.95)       (.88)        (.47)
  Dividends from net realized gain
  on investments.....                     --        (.26)    (.04)    --        --      (.25)    (.30)        --           --
                                       ------     ------   ------  ------    ------    -----   ------      ------        ------
  TOTAL DISTRIBUTIONS....               (1.28)     (1.61)   (1.40)  (1.32)    (1.20)   (1.35)   (1.25)       (.88)        (.47)
                                       ------     ------   ------  ------    ------    -----   ------      ------        ------
  Net asset value, end of period....   $13.87     $14.01   $14.28  $14.38    $15.30    $14.90  $14.84      $13.54       $14.33
                                       ======     ======   ======  ======    ======    ======  =======     =======      =======
TOTAL INVESTMENT RETURN(3)              5.14%(4)   12.96%   12.51%  10.57%    15.43%     6.50%   8.20%      (2.91%)     19.02%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
   average net assets...........         --          --       --      .08%      .64%      .71%    .78%        .94%       1.04%(4)
  Ratio of net investment income to average
  net assets.........                    9.86%(4)   9.28%    9.50%   9.28%     8.09%     7.23%   6.24%       6.20%       6.79%(4)
  Decrease reflected in above expense ratios
  due to undertakings by
  The Dreyfus Corporation.........      1.50%(4)    1.50%    1.50%   1.20%      .52%      .36%    .22%        .06%           --
  Portfolio Turnover Rate.....       64.18%(5) 2,089.62%(6) 1,069.14%(6) 19.44% 36.90%   60.12%  274.95%   427.27%   259.41%(5)
  Net Assets, end of period
  (000's omitted)........           $7,265   $13,612   $30,068   $53,875   $113,434   $163,967   $197,239   $141,456   $139,584

__________________________
  (1) From January 29, 1987 (commencement of operations) to December 31, 1987.
  (2) From January 15, 1993 (commencement of initial offering) to December 31, 1993.
  (3) Exclusive of sales charge.
  (4) Annualized.
  (5) Not annualized.
  (6) The high portfolio turnover rate arose due to the selling off of large amounts of unsettled securities bought to take
      advantage of favorable short-term market fluctuations.


         Page 4



                                                                                           CLASS B SHARES
                                                                     -------------------------------------------------------
                                                                           YEAR ENDED                           SIX MONTHS ENDED
                                                                          DECEMBER 31,                           JUNE 30, 1995
                                                                    -----------------------
                                                                 1993(2)            1994                           (UNAUDITED)
                                                                 -------           ------                        --------------
PER SHARE DATA:
  Net asset value, beginning of period.....                     $14.98             $14.84                            $13.55
                                                                ------             ------                            -------
  INVESTMENT OPERATIONS:
  Investment income-net....................                        .83                .80                               .43
  Net realized and unrealized gain (loss) on investments           .16              (1.29)                              .79
                                                                ------             ------                            -------
  TOTAL FROM INVESTMENT OPERATIONS.........                        .99               (.49)                             1.22
                                                                ------             ------                            -------
  DISTRIBUTIONS:
  Dividends from investment income-net.....                       (.83)              (.80)                            (.43)
  Dividends from net realized gain on investments......           (.30)                --                               --
                                                                ------             ------                            -------
  TOTAL DISTRIBUTIONS......................                      (1.13)              (.80)                            (.43)
                                                                ------             ------                            -------
  Net Asset Value, end of period...........                     $14.84             $13.55                           $14.34
                                                                ======             =======                          =======
TOTAL INVESTMENT RETURN(3).................                       7.03%(4)          (3.39)%                          18.45%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..                       1.30%(4)           1.51%                            1.56%(4)
  Ratio of net investment income
  to average net assets....................                       5.38%(4)           5.61%                            6.25%(4)
  Decrease reflected in above expense ratios
  due to undertakings by
  The Dreyfus Corporation..................                        .20%(4)            .05%                              --
  Portfolio Turnover Rate..................                     274.95%            427.27%                          259.41%(5)
  Net Assets, end of period (000's omitted).......             $29,648            $35.710                          $39,427
_________________________
  (1) From January 29, 1987 (commencement of operations) to December 31, 1987.
  (2) From January 15, 1993 (commencement of initial offering) to December 31, 1993.
  (3) Exclusive of sales charge.
  (4) Annualized.
  (5) Not annualized.
  (6) The high portfolio turnover rate arose due to the selling off of large amounts of unsettled securities bought to take advantage of favorable short-term market fluctuations.


                Further information about the Fund's performance is contained in its annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
ALTERNATIVE PURCHASE METHODS


                The Fund offers you three methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.


                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares-Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan-Shareholder Services Plan."
                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within the first five years of their purchase. See "How to Buy Fund Shares-Class B Shares" and "How to Redeem Fund Shares-Contingent Deferred Sales Charge-Class B Shares."
         Page 5
    These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .50 of 1% of the value of the average daily net assets of Class
    B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.


                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Fund Shares - Class C Shares" and "How to Redeem Fund Shares - Contingent Deferred Sales
    Charge - Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.



                The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of time of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with long term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $250,000 and $999,999 in Fund shares with long term investment outlooks. Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.


DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE
                The Fund's goal is to provide you with as high a level of current income as is consistent with the preservation of capital. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
        Page 6
        MANAGEMENT POLICIES
                It is a fundamental policy of the Fund that it will invest at least 65% of the value of its net assets (except when maintaining a temporary defensive position) in "GNMA Certificates" (popularly called "Ginnie Maes").


                Ginnie Maes are backed by the full faith and credit of the United States. Ginnie Maes are mortgage-backed securities representing part ownership of a pool of mortgage loans which are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veterans' Administration. The Fund invests in Ginnie Maes only of the "fully modified pass-through" type which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association, a U.S. Government corporation. The Fund may purchase Ginnie Maes on a when-issued basis as described under "Investment Considerations and Risks" below.


                The Fund may purchase other securities issued or guaranteed by, or exchangeable for securities issued or guaranteed by, the U.S. Government or issued by its agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government. For temporary defensive purposes, the entire portfolio may be so invested.
                Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Treasury include those issued by the United States Maritime Administration.
        INVESTMENT TECHNIQUES


        LEVERAGE THROUGH BORROWING - Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.



                The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.


        DOLLAR ROLL TRANSACTIONS - The Fund may engage in dollar roll transactions, which is a form of secured borrowing. A dollar roll transaction involves a sale by the Fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the sale, are expected to generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.
        CERTAIN FUNDAMENTAL POLICIES
                The Fund may (i) borrow to the extent permitted under the Investment Company Act of 1940, which currently limits borrowing to no more than 331/3% of the value of the Fund's total assets; and (ii) invest up to 25% of its total assets in the securities of issuers in any
        Page 7
    industry, provided that there shall be no limitation on the purchase of Ginnie Maes and other securities issued, guaranteed or backed by the U.S. Government, as described above. This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. See "Investment Objective and Management Policies-Investment Restrictions" in the Statement of Additional Information.
        INVESTMENT CONSIDERATIONS AND RISKS
                The prices of Ginnie Maes are inversely affected by changes in interest rates and, therefore, Ginnie Maes are subject to the risk of market price fluctuations. Although Ginnie Maes may offer yields which are higher than those available on other types of U.S. Government securities, they may be less effective as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. Prepayments and scheduled payments of principal will be reinvested at prevailing interest rates, which may be less than the rate of interest that was payable on the Ginnie Maes in respect of which the principal payment was made. Ginnie Maes have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, and may decline in value at a slower rate during periods of rising interest rates.
                Although principal and interest payments on a Ginnie Mae are guaranteed by the Government National Mortgage Association, the market value of a Ginnie Mae, which may fluctuate, is not so secured. If the Fund purchases a Ginnie Mae at a premium, all or part of the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. For these and other reasons, a Ginnie Mae's stated maturity may be shortened and, therefore, it is not possible to predict accurately the Ginnie Mae's return to the Fund.
                Ginnie Maes purchased by the Fund often are offered on a when-issued basis, which means that the price is fixed at the time of commitment, but delivery and payment take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such Ginnie Maes only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. Ginnie Maes purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon changes, real or anticipated, in the level of interest rates. Ginnie Maes purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Ginnie Maes on a when-issued securities basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The Fund will not accrue income in respect of a Ginnie Mae purchased on a when-issued basis prior to its stated delivery date. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal to the amount of the when-issued securities will be established and maintained at the Fund's custodian bank. Purchasing Ginnie Maes on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuations in the value of the Fund's net assets and its net asset value per share.
                Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies are prepared to invest in, or desire to dispose of, securities of the
        Page 8
    type in which the Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND


                The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of August 31, 1995, The Dreyfus Corporation managed or administered approximately $80 billion in assets for more than
    1.8 million investor accounts nationwide.


                The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. The Fund's primary portfolio manager is Garitt A. Kono. He has held that position since September 1993 and has been employed by The Dreyfus Corporation since September 1992. For more than five years prior to joining The Dreyfus Corporation, Mr. Kono was Vice-President-Fixed Income at The First Boston Corporation. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $203 billion in assets as of June 30, 1995, including approximately $73 billion in proprietary mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $707 billion in assets including approximately $71 billion in mutual fund assets.


                Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .55 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume. For the fiscal year ended December 31, 1994, the Fund paid The Dreyfus Corporation a management fee at the effective annual rate of .49 of 1% of the value of the Fund's average daily net assets pursuant to an undertaking in effect.
                The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
        Page 9


                The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is Boston Institutional Group, Inc.


                The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
HOW TO BUY FUND SHARES
        GENERAL


                Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers"), and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Shareholder Services Plan. You should consult your Service Agent in this regard.



                When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


                The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier GNMA Fund," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Premier GNMA Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier GNMA Fund, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.


                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900119322/Premier GNMA Fund-Class A shares, DDA #8900115033/Premier GNMA Fund-Class B shares or DDA #8900279958/Premier
        Page 10
    GNMA Fund-Class C shares, as the case may be, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.



                Fund shares also may be purchased through AUTOMATIC Asset Builder and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."


                Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued each business day by an independent pricing service approved by the Board of Trustees and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Board of Trustees. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.





                If an order is received in proper form by the Transfer Agent or other agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.


                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.
        Page 11


                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


        CLASS A SHARES
                The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                                            Total Sales Load
                                                   ----------------------------------
                                                     As a % of             As a % of          Dealers' Reallowance
                                                 offering price          net asset value            as a % of
        Amount of Transaction                      per share                per share           offering price
        ---------------------                   --------------           --------------      ---------------------
        Less than $50,000.........                   4.50                     4.70                   4.25
        $50,000 to less than $100,000....            4.00                     4.20                   3.75
        $100,000 to less than $250,000.....          3.00                     3.10                   2.75
        $250,000 to less than $500,000...            2.50                     2.60                   2.25
        $500,000 to less than $1,000,000...          2.00                     2.00                   1.75
        $1,000,000 or more........                    -0-                      -0-                    -0-


                A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years of purchase. The terms contained in the section of the Prospectus entitled "How to Redeem Fund Shares - Contingent Deferred Sales Charge" (other than the amount of the CDSC and its time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.


                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage-related or clearing arrangement with an NASD member firm or other financial institution with respect to sales of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The
    Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.
                Class A shares will be offered at net asset value without a sales load to employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or
    (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Class A shares at net asset value by employees participating in Eligible Benefit Plans. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each such purchase of Class A shares. The Distributor
         Page 12
    reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
                Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) satisfied the requirements set forth under either clause (i) or clause (ii) in the preceeding paragraph and all or a portion of such plan's assets were invested in funds in the Premier or Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in funds in the Premier Family of Funds or certain funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.


                Class A shares also may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.



                Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by TheDreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii)been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.



                Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as the Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. For the period from January 1, 1994 through August 23, 1994, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation and distributor of the Fund's shares until August 24, 1994, retained $23,891 from sales loads on Class A shares.
        CLASS B SHARES
                The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses. For the period from January 1, 1994 through August 23, 1994, Dreyfus Service Corporation, as former distributor, retained $64,196 from the CDSC on Class B shares.
       Page 13


        CLASS C SHARES



                The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Fund Shares."


        RIGHT OF ACCUMULATION - CLASS A SHARES
                Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares of certain other funds acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you have previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
                To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
        TELETRANSFER PRIVILEGE


                You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.



                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306.


SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
        FUND EXCHANGES


                Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class in certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other
        Page 14
    funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Fund Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. If you desire to use the Fund Exchanges service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.



                To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Fund Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Check Redemption Privilege, TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.



                Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were:
    (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in
          Page 15
    part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.


                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        AUTO-EXCHANGE PRIVILEGE


                The Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to Premier GNMA Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


        AUTOMATIC ASSET BUILDER Registration Mark
                AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier GNMA Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.
         Page 16
    To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Service Agent or by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
        DIVIDEND OPTIONS
                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACHpermits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.


                For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier GNMA Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.


        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


        RETIREMENT PLANS
                The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; and for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
       Page 17
        LETTER OF INTENT - CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.
HOW TO REDEEM FUND SHARES
        GENERAL


                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.



                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO
         Page 18
    REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
        CONTINGENT DEFERRED SALES CHARGE
        CLASS B SHARES - A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
    (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.
                If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

        YEAR SINCE                                                       CDSC AS A % O AMOUNT
        PURCHASE PAYMENT                                                INVESTED OR REDEMPTION
        WAS MADE                                                              PROCEEDS
        ---------                                                       ------------------------
        First....................................................               3.00
        Second...................................................               3.00
        Third....................................................               2.00
        Fourth...................................................               2.00
        Fifth....................................................               1.00
        Sixth....................................................               0.00


                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.
                For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of
        Page 19
     his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.


        CLASS C SHARES - A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge - Class B Shares" above.



        WAIVER OF CDSC - The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701/2 in the case of an IRA or Keogh plan or custodial account pursuant to
    Section 403(b) of the Code. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.


                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
        PROCEDURES
                You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege with respect to Class A shares only, the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.


                Your redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation that are not available through the Exchange Privilege. The applicable CDSC will be charged upon the redemption of Class B or Class C shares. Your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase.


                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be gen-
      Page 20
    uine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's net asset value may fluctuate.
        REGULAR REDEMPTION - Under the regular redemption procedure, you may redeem shares by written request mailed to Premier GNMA Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Written redemption requests must specify the Class of shares being redeemed. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.
                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        CHECK REDEMPTION PRIVILEGE - CLASS A SHARES - If you hold Class A shares, you may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of Class A shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Class A shares for which certificates have been issued may not be redeemed by Redemption Check. Class A shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to holders of Class A shares. In addition, this Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.
        Page 21


        TELETRANSFER PRIVILEGE - You may redeem shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.



                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares of the Fund held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.


        REDEMPTION THROUGH A SELECTED DEALER - If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
        REINVESTMENT PRIVILEGE - CLASS A SHARES - Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.
       Page 22
                  DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN


                Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


        DISTRIBUTION PLAN


                Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily net assets of Class C.


        SHAREHOLDER SERVICES PLAN


                Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.


DIVIDENDS, DISTRIBUTIONS AND TAXES
                The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) are received by the Transfer Agent in written or telegraphic form. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.


                Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional shares of the Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares of the same Class from which they were paid at net asset value without a sales load. All expenses are accrued daily and deducted before declaration of dividends
         Page 23
    to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by the relevant Class. See "Fee Table."


                Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund generally are taxable as ordinary income, whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund generally are taxable to U.S. shareholders as long-term capital gains, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. No dividends or distributions will qualify for the dividends received deduction allowable to certain U.S. corporations. Dividends and distributions may be subject to state and local taxes.
                Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
                Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if you exchange your Class A shares for shares of another fund advised by The Dreyfus Corporation within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charge for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.
                Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains of the Fund and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Page 24
                Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1994 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION


                For purposes of advertising, performance for each Class of shares may be calculated on several bases, including current yield, average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gain distributions made by the Fund during the measuring period were reinvested in shares of the same Class. Class A total return figures include the maximum initial sales charge and Class B and Class C total return figures include any applicable CDSC. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.



                Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30 day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."



                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for Class A, Class B and Class C for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.



                Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares, which, if reflected, would reduce the performance quoted.


       Page 25
                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, Moody's Bond Survey Bond Index, Lehman Brothers Mortgage Backed Bond Index, Salomon Brothers Corporate Bond Rate-of-Return Index, Bond Buyer's 20-Bond Index and mortgage trade and other publications. In addition, data may be used in comparing the difference in yields between Ginnie Maes and comparable term Treasury Notes (which are direct obligations of the U.S.
    Government).
GENERAL INFORMATION
                The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated
    September 19, 1986, and commenced operations on January 29, 1987. The
    Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into three classes_Class A, Class B and Class C. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or when class voting is permitted by the Board of Trustees. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.
                Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
                The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
                Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS
    AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                027/614P16101395
       Page 26










                              PREMIER GNMA FUND


                     CLASS A, CLASS B AND CLASS C SHARES


                                   PART B


                    (STATEMENT OF ADDITIONAL INFORMATION)


                              OCTOBER 13, 1995





     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Premier GNMA Fund (the "Fund"), dated October 13, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                              TABLE OF CONTENTS
                                                             Page

Investment Objective and Management Policies. . . . . . .   B-2
Management of the Fund. . . . . . . . . . . . . . . . . .   B-4
Management Agreement. . . . . . . . . . . . . . . . . . .   B-8
Purchase of Fund Shares . . . . . . . . . . . . . . . . .   B-10
Distribution Plan and Shareholder Services Plan . . . . .   B-11
Redemption of Fund Shares . . . . . . . . . . . . . . . .   B-13
Shareholder Services. . . . . . . . . . . . . . . . . . .   B-14
Determination of Net Asset Value. . . . . . . . . . . . .   B-18
Dividends, Distributions and Taxes. . . . . . . . . . . .   B-18
Portfolio Transactions. . . . . . . . . . . . . . . . . .   B-19
Performance Information . . . . . . . . . . . . . . . . .   B-19
Information About the Fund. . . . . . . . . . . . . . . .   B-21
Custodian, Transfer and Dividend Disbursing Agent,
   Counsel and Independent Auditors . . . . . . . . . . .   B-21
Financial Statements. . . . . . . . . . . . . . . . . . .   B-22
Report of Independent Auditors. . . . . . . . . . . . . .   B-30


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

     Ginnie Maes. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by the Government National Mortgage Association ("GNMA"). The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers.

     GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

     When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Maes are backed by mortgages of this type, and accordingly the generally accepted practice treats Ginnie Maes as 30-year securities which prepay fully in the 12th year.

     Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes GNMA's and the issuer's fees. For providing its guarantee, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest invest-ments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes. Because of the variation in the life of the pools of mortgages which back various Ginnie Maes, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Ginnie Maes will differ significantly from the yield estimated by using an assumption of a 12-year life for each Ginnie Mae included in such a portfolio as described above.


     Leverage through Borrowing. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.


     Investment Restrictions. The Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Act) of the Fund's outstanding voting shares. Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the Trustees of any time. The Fund may not:



      1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

      2. Borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

      3. Sell securities short or purchase securities on margin or write or purchase put or call options or combinations thereof.

      4. Underwrite the securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, provided that the Fund may purchase Ginnie Maes without limitation.

      6. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

      7. Invest more than 25% of its assets in securities of issuers in any industry, provided that there shall be no limitation on the purchase of Ginnie Maes or other securities issued, guaranteed or backed by the U.S. Government, as described in the Prospectus.

      8.   Invest in companies for the purpose of exercising control.

      9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk.

Trustees of the Fund


CLIFFORD L. ALEXANDER, JR., Trustee.  President of Alexander & Associates,
     Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and Equitable Resources, Inc., a producer and distributor of natural gas and crude petroleum. He is 61 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.


PEGGY C. DAVIS, Trustee. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 52 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10011.


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is 51 years old and his address is 200 Park Avenue, New York, New York 10166.


ERNEST KAFKA, Trustee. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of The New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 62 years old and his address is 23 East 92nd Street, New York, New York 10128.


SAUL B. KLAMAN, Trustee.  Chairman and Chief Executive Officer of SBK
     Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates Inc. until 1989 and Vice Chairman and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 75 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.


NATHAN LEVENTHAL, Trustee.  President of Lincoln Center for the Performing
     Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984, and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal serves as Chairman of Citizens Union, an organization that strives to reform and modernize city and state governments. He is 52 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.



     For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Trustees of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

     Each Trustee, except for Mr. DiMartino, was elected at a meeting of shareholders held on August 3, 1994. There ordinarily will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.



     The Fund typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The Chairman of the Board receives an additional 25% of such compensation. For the fiscal year ended
December 31, 1994, the aggregate amount of compensation paid to each Trustee by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) was as follows:

                                                                                               (5)
                                                    (3)                                       Total
                              (2)                Pension or                (4)          Compensation from
     (1)                    Aggregate        Retirement Benefits     Estimated Annual      Fund and Fund
Name of Board            Compensation from    Accrued as Part of       Benefits Upon      Complex Paid to
    Member                     Fund*            Fund's Expenses          Retirement        Board Members
-------------            -----------------   -------------------     ----------------  -------------------


Clifford  Alexander, Jr.    $4,500                none                 none                 $73,210 (17)

Peggy C. Davis              $4,500                none                 none                 $61,751 (15)

Joseph S. DiMartino         $5,625                none                 none                 $445,000** (93)

Ernest Kafka                $4,500                none                 none                 $61,001 (15)

Saul B. Klaman              $4,500                none                 none                 $61,751 (15)

Nathan Leventhal            $4,500                none                 none                 $61,751 (15)
___________________
*    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $708 for all Trustees as a group.
**   Estimated amount for the current fiscal year ending December 31, 1995.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Operating
     Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.


ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.


JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
     Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.


JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
     Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.


RUTH D. LEIBERT, Assistant Secretary.  Assistant Vice President of the
     Distributor and an officer of other investment companies advised or administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts. She is 50 years old.



     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's shares of beneficial interest outstanding on September 29, 1995.


     The following entity owned of record 5% or more of the Fund's Class A shares outstanding as of September 29, 1995: BHC Securities, Trade House Account, 2005 Market St., FL 1200, Philadelphia, PA 19103 - 7.0%.



                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 3, 1994 and was last approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, at a meeting held on July 19, 1995. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).


     The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.



     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board of Trustees. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The Fund's portfolio managers are Garitt A. Kono and Gerald E. Thunelius. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attri-butable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and any extraordinary expenses. Shares of each Class also are subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. In addition, Class B and Class C shares are subject to an annual distribution fee for distributing such shares pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Act. See "Distribution Plan and Shareholder Services Plan."


     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     As compensation for the Manager's services to the Fund, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets. The management fees payable for the fiscal years ended December 31, 1992, 1993 and 1994 were $744,616, $1,114,510 and $1,124,608, respectively, which fees were reduced by $481,001, $443,578 and $120,163, respectively, pursuant to various undertakings in effect, resulting in net fees paid to the Manager of $263,615 in fiscal 1992, $670,932 in fiscal 1993 and $1,004,445 in fiscal 1994.



     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement dated August 24, 1994 which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for the funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


     Using Federal Funds. The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on December 31, 1994.



Class A Shares:
           NET ASSET VALUE per Share. . . . . . . .          $13.54
           Sales load for individual sales of shares
                aggregating less than $50,000 - 4.5% of
                offering price (approximately 4.7% of
                net asset value per share). . . . .             .64
                                                             ------
           Offering Price to the Public . . . . . .          $14.18
                                                             ======



     TeleTransfer Privilege. TeleTransfer purchase orders may be made between the hours of 8:00 a.m. and 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use the TeleTransfer Privilege, the initial payment for the purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--TeleTransfer Privilege."

     Reopening an Account. Any investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year in which the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan and Shareholder Services Plan."


     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


     Distribution Plan. Rule 12b-1 (the "Rule"), adopted by the Securities and Exchange Commission under the Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares of the Fund, pursuant to which the Fund pays the Distributor for distributing such shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of the relevant Class of shares.


     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the relevant Class of shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved at a meeting held on July 19, 1995. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement entered into in connection with the Distribution Plan or by vote of a majority of such Class of shares.


     For the period from August 24, 1994 (effective date of Distribution
Plan) through December 31, 1994, the Fund paid the Distributor $66,374 with respect to Class B under the Distribution Plan. There were no payments made under the Distribution Plan with respect to Class C shares during the fiscal year ended December 31, 1994, as Class C shares had not yet been offered.


     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services.


     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Shareholder Services Plan provides that it may not be amended without approval of the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and related agreements are subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on July 19, 1995. The Shareholder Services Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the period from August 24, 1994 (effective date of Shareholder Services Plan) through December 31, 1994, the Fund paid the Distributor $135,819 with respect to Class A, and $33,187 with respect to Class B, under the Shareholder Services Plan. There were no payments made under the Shareholder Services Plan with respect to Class C shares during the fiscal year ended December 31, 1994, as Class C shares had not yet been offered.


     Prior Distribution Plan and Shareholder Services Plan. As of August 24, 1994, the Fund terminated its then existing Class B Distribution Plan, which provided for payments to be made to Dreyfus Service Corporation, the Fund's distributor prior to such date, for advertising, marketing and distributing Class B shares at an annual rate of .50% of the average daily net assets of Class B. For the period from January 1, 1994 through August 23, 1994, the total amount charged to and paid by the Fund under such plan was $110,960. As of August 24, 1994, the Fund also terminated its then existing Shareholder Services Plan, which provided for payments to be made to Dreyfus Service Corporation for expenses related to the provision of shareholder services. For the period from January 1, 1994 through August 23, 1994, the Fund was charged $290,028 with respect to Class A, and $55,480 with respect to Class B, under such plan.




                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Check Redemption Privilege--Class A. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to the checking accounts, although election of this Privilege creates only a share-holder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


     Fund Exchanges. Class A, Class B and Class C shares of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:



     A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

     C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange from Class A shares purchased with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load.
           Class B or Class C shares of any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable contingent deferred sales charge ("CDSC") of the two exchanged funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the Class B or Class C shares being exchanged were initially purchased.



     To accomplish an exchange under item C above, an investor's Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.

     To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the same class of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $1,000 invested among shares of the same Class of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.


     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.


     The Fund Exchanges service and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.



     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.



     Dividend Sweep. Dividend Sweep allows investors to invest on payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the Fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.


     Corporate Pension, Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.



     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.


     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.


     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


     Valuation of Portfolio Securities. The Fund's investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board of Trustees. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan and, with respect to the Class B and Class C shares only, the Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.



     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Dividends from net investment income, together with distributions from any realized short-term securities gains, generally are taxable as ordinary income whether or not reinvested. Distributions from net realized long-term capital gains generally are taxable as long-term capital gain to a shareholder who is a citizen or resident of the United States, regardless of the length of time the shareholder has held his shares.

     Any dividend or distribution declared and paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder has not held his shares for more than six months and has received a capital gains dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises, may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

     The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.
Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years. The Fund's portfolio turnover rate during the fiscal years ended December 31, 1992, 1993 and 1994, was 60.12%, 274.95% and 427.27%, respectively. The Fund's portfolio turnover rate increased during the fiscal years ended December 31, 1993 and 1994 as a result of adjustments made to the coupon structure of certain of the Fund's portfolio securities in order to avoid prepayments.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."


     Class C shares had not been offered as of the date of the financials and, therefore, no performance data is provided for Class C.


     Current yield for the 30-day period ended June 30, 1995 was 6.30% for Class A and 6.07% for Class B. Current yield is computed pursuant to a formula which operates, with respect to each Class, as follows: the amount of the Fund's expenses with respect to such Class accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund with respect to such Class during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     The average annual total return for the 1, 5 and 8.419 year periods ended June 30, 1995 for Class A was 4.44%, 7.50% and 8.50%, respectively. The average annual total return for Class B for the 1 and 2.458 year periods ended June 30, 1995 was 5.77% and 4.21%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula provides that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.


     The total return for the period January 29, 1987 (commencement of operations) to June 30, 1995 for Class A was 98.70%. Based on net asset value per share, the total return for Class A was 108.02% for this period. The total return for Class B for the period from January 15, 1993 (commencement of initial offering of Class B shares) through June 30, 1995 was 10.66%. Without giving effect to the applicable CDSC, total return for Class B was 12.58% for this period. Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.



     From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."


     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.



     The Fund sends annual and semi-annual financial statements to all its shareholders.





             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      COUNSEL AND INDEPENDENT AUDITORS

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


PREMIER GNMA FUND
STATEMENT OF INVESTMENTS                                                                        JUNE 30, 1995 (UNAUDITED)
                                                                                                    PRINCIPAL
BONDS AND NOTES-87.9%                                                                                 AMOUNT           VALUE
                                                                                                 --------------    --------------
MORTGAGE-BACKED CERTIFICATES-67.7%
Government National Mortgage Association I:
    7%, 10/15/2022-5/15/2024................................................                    $   32,640,012     $  32,170,648
    7 1/2%, 2/15/2022-12/15/2024............................................                        24,109,692        24,282,801
    8%, 4/15/2017-10/15/2024................................................                         4,501,206         4,615,131
    8 1/2%, 11/1/2019-3/15/2025.............................................                        15,281,429        15,887,796
    9%, 12/15/2009-12/15/2022...............................................                        16,833,320        17,697,731
    9 1/4%, 10/15/2023......................................................                         4,833,723         4,992,317
    9 1/2%, 10/15/2016-12/15/2024...........................................                        11,006,823        11,684,403
    10%, 10/15/2016-10/15/2020..............................................                         1,659,176         1,809,531
    10 1/2%, 2/15/2016-8/15/2019............................................                           658,445           724,290
    11%, 2/15/2010-8/15/2019................................................                         3,268,219         3,629,750
    11 1/2%, 1/15/2013......................................................                           228,015           260,794
                                                                                                                     -------------
                                                                                                                     117,755,192
                                                                                                                     -------------
Government National Mortgage Association II:
    11%, 7/20/2013-10/20/2015...............................................                         3,124,668         3,384,390
                                                                                                                     -------------
TOTAL MORTGAGE-BACKED CERTIFICATES..........................................                                         121,139,582
                                                                                                                     =============
U.S.  TREASURY BONDS-12.5%
    7 1/2%, 11/15/2024......................................................                         9,000,000         9,977,346
    8 3/4%, 5/15/2020.......................................................                        10,000,000        12,412,500
                                                                                                                     -------------
TOTAL U.S. TREASURY BONDS...................................................                                          22,389,846
                                                                                                                     =============
U.S.  TREASURY NOTES-7.7%
    6 1/2%, 5/15/2005.......................................................                         5,000,000         5,107,030
    7 1/2%, 2/15/2005.......................................................                         8,000,000         8,713,752
                                                                                                                     -------------
TOTAL U.S. TREASURY NOTES...................................................                                          13,820,782
                                                                                                                     =============
TOTAL BONDS AND NOTES
    (cost $152,633,503).....................................................                                       $ 157,350,210
                                                                                                                   =============
SHORT-TERM INVESTMENTS-3.2%
U.S. TREASURY BILLS:
    5.38%, 9/21/1995........................................................                    $    2,392,000     $   2,362,387
    6.15%, 8/17/1995........................................................                         2,899,000         2,878,475
    6.31%, 8/3/1995.........................................................                           535,000           532,432
                                                                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $5,773,294).......................................................                                       $   5,773,294
                                                                                                                   =============
TOTAL INVESTMENTS
    (cost $158,406,797).....................................................                         91.1%         $ 163,123,504
                                                                                                    =======        ==============
CASH AND RECEIVABLES (NET)..................................................                         8.9%          $  15,887,720
                                                                                                    =======        ==============
NET ASSETS..................................................................                         100.0%        $ 179,011,224
                                                                                                    =======        ==============

See independent accountants' review report and notes to financial statements.


PREMIER GNMA FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           JUNE 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $158,406,797)-see statement.....................................                                        $163,123,504
    Receivable for investment securities sold...............................                                          15,260,938
    Interest receivable.....................................................                                           1,307,782
    Receivable for shares of Beneficial Interest subscribed.................                                               7,480
    Prepaid expenses........................................................                                              18,439
                                                                                                                   -------------
                                                                                                                     179,718,143
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $  81,528
    Due to Distributor......................................................                       53,116
    Due to Custodian........................................................                       315,969
    Payable for shares of Beneficial Interest redeemed......................                       147,796
    Accrued expenses........................................................                       108,510               706,919
                                                                                                 ----------           ----------
NET ASSETS  ................................................................                                        $179,011,224
                                                                                                                    =============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $186,868,583
    Accumulated net realized (loss) on investments..........................                                         (12,574,066)
    Accumulated net unrealized appreciation on investments-Note 3...........                                           4,716,707
                                                                                                                   -------------
NET ASSETS at value.........................................................                                        $179,011,224
                                                                                                                   =============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                           9,743,990
                                                                                                                   =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                           2,749,776
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($139,583,956 / 9,743,990 shares).....................................                                         $14.33
                                                                                                                     =======

    Class B Shares
      ($39,427,268 / 2,749,776 shares)......................................                                         $14.34
                                                                                                                     =======


See independent accountants' review report and notes to financial statements.


PREMIER GNMA FUND
STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $ 6,876,073
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $  483,283
      Shareholder servicing costs-Note 2(c).................................                       324,701
      Distribution fees (Class B Shares)-Note 2(b)..........................                        92,364
      Custodian fees........................................................                        37,222
      Registration fees.....................................................                        20,689
      Professional fees.....................................................                        19,472
      Trustees' fees and expenses-Note 2(d).................................                        16,800
      Prospectus and shareholders' reports..................................                           708
      Miscellaneous.........................................................                        15,799
                                                                                                 ----------
          TOTAL EXPENSES....................................................                                           1,011,038
                                                                                                                     -----------
          INVESTMENT INCOME-NET.............................................                                           5,865,035
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                         $3,315,881
    Net unrealized appreciation on investments..............................                         6,709,533
                                                                                                    ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                          10,025,414
                                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $15,890,449
                                                                                                                    =============


See independent accountants' review report and notes to financial statements.


PREMIER GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       YEAR ENDED              SIX MONTHS ENDED
                                                                                       DECEMBER 31,             JUNE 30, 1995
                                                                                         1994                    (UNAUDITED)
                                                                                     ------------------       ---------------
OPERATIONS:
    Investment income-net..................................................       $  12,477,594                $  5,865,035
    Net realized gain (loss) on investments................................         (15,855,259)                  3,315,881
    Net unrealized appreciation (depreciation) on investments for the period         (3,139,629)                  6,709,533
                                                                                  ------------------           ---------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..          (6,517,294)                 15,890,449
                                                                                  ------------------           ---------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares.......................................................         (10,554,358)                 (4,709,835)
      Class B shares.......................................................          (1,923,236)                 (1,155,200)
                                                                                  ------------------           ---------------
          TOTAL DIVIDENDS..................................................         (12,477,594)                 (5,865,035)
                                                                                  ------------------           ---------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................          17,118,960                  10,792,464
      Class B shares.......................................................          14,080,674                   4,078,157
    Dividends reinvested:
      Class A shares.......................................................           7,266,865                   3,181,198
      Class B shares.......................................................           1,207,098                     710,114
    Cost of shares redeemed:
      Class A shares.......................................................         (64,284,402)                (23,765,974)
      Class B shares.......................................................          (6,115,464)                 (3,176,329)
                                                                                  ------------------           ---------------
          (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS...         (30,726,269)                 (8,180,370)
                                                                                  ------------------           ---------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS........................         (49,721,157)                  1,845,044
NET ASSETS:
      Beginning of period..................................................         226,887,337                 177,166,180
                                                                                  ------------------           ---------------
      End of period........................................................        $177,166,180                $179,011,224
                                                                                  ===================          ==============



                                                                                    SHARES
                                                  --------------------------------------------------------------------------
                                                                   CLASS A                           CLASS B
                                                  ------------------------------------    ------------------------------------
                                                         YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED      SIX MONTHS ENDED
                                                         DECEMBER 31,       JUNE 30, 1995        DECEMBER 31,     JUNE 30, 1995
                                                            1994             (UNAUDITED)           1994            (UNAUDITED)
                                                      --------------        ----------           ---------        --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................              1,204,210               776,404            989,793            291,108
    Shares issued for dividends reinvested              516,077               227,282             85,980             50,667
    Shares redeemed.....................             (4,564,951)           (1,709,966)          (437,183)          (227,809)
                                                    --------------         ----------           ---------        -----------
          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING..........             (2,844,664)             (706,280)           638,590            113,966
                                                    =============          ===========          =========        ==========


See independent accountants' review report and notes to financial statements.


PREMIER GNMA FUND
FINANCIAL HIGHLIGHTS

   Reference is made to Page 4 of the Fund's Prospectus dated October 13, 1995.


See independent accountants' review report and notes to financial statements.

PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on short-term investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $10,221,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1994. The carryover does not include net realized securities losses from November 1,
PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1994 through December 31, 1994 which are treated, for Federal income tax purposes, as arising in fiscal 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the six months ended June 30, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $830 during the six months ended June 30, 1995 from commissions earned on sales of the Fund's shares.
    (B) Under the Distribution Plan (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares. During the six months ended June 30, 1995, $92,364 was charged to the Fund pursuant to the Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the six months ended June 30, 1995, $173,492 and $46,182 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the six months ended June 30, 1995, amounted to $419,501,377 and $441,966,713, respectively.
    At June 30, 1995, accumulated net unrealized appreciation on investments was $4,716,707, consisting of $4,976,672 gross unrealized appreciation and $259,965 gross unrealized depreciation.
    At June 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER GNMA FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER GNMA FUND
    We have reviewed the accompanying statement of assets and liabilities of Premier GNMA Fund, including the statement of investments, as of June 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended December 31, 1994 and financial highlights for each of the five years in the period ended December 31, 1994 and in our report dated February 8, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.


                          [Ernst and Young LLP signature logo]

New York, New York
August 2, 1995



PREMIER GNMA FUND
STATEMENT OF INVESTMENTS                                                                     DECEMBER 31, 1994
                                                                                          PRINCIPAL
BONDS AND NOTES-95.9%                                                                       AMOUNT           VALUE
                                                                                         --------------    --------------
MORTGAGE-BACKED CERTIFICATES-75.1%
Government National Mortgage Association I:
    7 1/2%, 12/15/2007-11/15/2024...........................................             $  49,171,027    $  45,990,539
    8%, 6/15/2001-12/15/2017................................................                28,520,712       27,938,367
    8 1/2%, 11/1/2019-12/15/2024............................................                26,055,899       25,656,722
    9% (a)..................................................................                 6,000,000        6,065,580
    9%, 12/15/2009-5/15/2022................................................                11,806,164       11,940,762
    9 1/4%, 10/15/2023......................................................                 4,850,147        4,830,406
    10%, 10/15/2016-10/15/2020..............................................                 1,833,927        1,933,070
    10 1/2%, 2/15/2016-8/15/2019............................................                   780,329          834,952
    11%, 2/15/2010-8/15/2019................................................                 3,563,845        3,886,800
    11 1/2%, 1/15/2013......................................................                   230,303          257,651
                                                                                                         --------------
                                                                                                            129,334,849
                                                                                                         --------------
Government National Mortgage Association II;
    11%, 7/20/2013-10/20/2015...............................................                 3,429,393        3,645,856
                                                                                                         --------------
TOTAL MORTGAGE-BACKED CERTIFICATES..........................................                                132,980,705
                                                                                                         --------------
U.S. TREASURY BONDS-7.9%
    8%, 11/15/2021..........................................................                14,000,000       14,059,066
                                                                                                         --------------
U.S. TREASURY NOTES-12.9%
    7 1/4%, 11/30/1996......................................................                23,000,000       22,823,912
                                                                                                         --------------
TOTAL BONDS AND NOTES
    (cost $171,856,509).....................................................                               $169,863,683
                                                                                                        ===============
SHORT-TERM INVESTMENTS-7.1%
U.S. TREASURY BILLS:
    3.52%, 1/12/1995 (b)....................................................            $    2,224,000   $    2,221,242
    4%, 3/9/1995............................................................                 3,687,000        3,649,135
    4 3/4%, 2/2/1995........................................................                 6,829,000        6,799,499
                                                                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $12,669,876)......................................................                              $  12,669,876
                                                                                                        ===============
TOTAL INVESTMENTS
    (cost $184,526,385).....................................................                    103.0%     $182,533,559
                                                                                              ========    ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                    (3.0%)   $   (5,367,379)
                                                                                              ========    ==============
NET ASSETS  ................................................................                    100.0%     $177,166,180
                                                                                              ========    ==============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Purchased on a when-issued basis.
    (b)  Held by the custodian in a segregated account for when-issued securities purchased.


                See notes to financial statements.

PREMIER GNMA FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                   DECEMBER 31, 1994
ASSETS:
    Investments in securities, at value
      (cost $184,526,385)-see statement.....................................                               $182,533,559
    Cash....................................................................                                  1,029,422
    Interest receivable.....................................................                                  1,215,012
    Receivable for shares of Beneficial Interest subscribed.................                                     73,841
    Prepaid expenses........................................................                                     14,358
                                                                                                         --------------
                                                                                                            184,866,192
LIABILITIES:
    Due to The Dreyfus Corporation..........................................              $     84,869
    Due to Distributor......................................................                    53,913
    Payable for investment securities purchased.............................                 7,358,186
    Payable for shares of Beneficial Interest redeemed......................                    75,834
    Accrued expenses........................................................                   127,210        7,700,012
                                                                                          ------------   --------------
NET ASSETS  ................................................................                               $177,166,180
                                                                                                         ==============
REPRESENTED BY:
    Paid-in capital.........................................................                               $195,048,953
    Accumulated net realized (loss) on investments..........................                                (15,889,947)
    Accumulated net unrealized (depreciation) on investments-Note 3.........                                 (1,992,826)
                                                                                                         --------------
NET ASSETS at value.........................................................                               $177,166,180
                                                                                                         ==============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                 10,450,270
                                                                                                         ==============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                  2,635,810
                                                                                                         ==============
NET ASSET VALUE per share:
    Class A Shares
      ($141,455,742 / 10,450,270 shares)....................................                                     $13.54
                                                                                                                =======
    Class B Shares
      ($35,710,438 / 2,635,810 shares)......................................                                    $13.55
                                                                                                                =======

See notes to financial statements.

PREMIER GNMA FUND
STATEMENT OF OPERATIONS                                                                    YEAR ENDED DECEMBER 31, 1994
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                               $ 14,602,827
    EXPENSES:
      Management fee-Note 2(a)..............................................             $   1,124,608
      Shareholder servicing costs-Note 2(c).................................                   716,605
      Distribution fees (Class B Shares)-Note 2(b)..........................                   177,334
      Custodian fees........................................................                    71,683
      Professional fees.....................................................                    46,737
      Registration fees.....................................................                    45,631
      Prospectus and shareholders' reports..................................                    20,497
      Trustees' fees and expenses-Note 2(d).................................                    20,230
      Miscellaneous.........................................................                    22,071
                                                                                        --------------
                                                                                             2,245,396
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                   120,163
                                                                                        --------------
          TOTAL EXPENSES....................................................                                  2,125,233
                                                                                                         --------------
          INVESTMENT INCOME-NET.............................................                                 12,477,594
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................              $(15,855,259)
    Net unrealized (depreciation) on investments............................                (3,139,629)
                                                                                        --------------
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                (18,994,888)
                                                                                                         --------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                             $   (6,517,294)
                                                                                                         ==============

See notes to financial statements.

PREMIER GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED DECEMBER 31,
                                                                                        --------------------------------
                                                                                             1993             1994
                                                                                        --------------    --------------
OPERATIONS:
    Investment income-net...................................................             $  12,508,104    $  12,477,594
    Net realized gain (loss) on investments.................................                 4,539,185      (15,855,259)
    Net unrealized (depreciation) on investments for the year...............                (2,212,208)      (3,139,629)
                                                                                        --------------    --------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...                14,835,081       (6,517,294)
                                                                                        --------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................               (11,694,890)     (10,554,358)
      Class B shares........................................................                  (813,214)      (1,923,236)
    Net realized gain on investments:
      Class A shares........................................................                (3,934,125)          ---
      Class B shares........................................................                  (560,637)          ---
                                                                                        --------------    --------------
          TOTAL DIVIDENDS...................................................               (17,002,866)     (12,477,594)
                                                                                        --------------    --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                62,147,529       17,118,960
      Class B shares........................................................                30,451,001       14,080,674
    Dividends reinvested:
      Class A shares........................................................                11,052,185        7,266,865
      Class B shares........................................................                   968,162        1,207,098
    Cost of shares redeemed:
      Class A shares........................................................               (38,519,104)     (64,284,402)
      Class B shares........................................................                (1,011,574)      (6,115,464)
                                                                                        --------------    --------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS           65,088,199      (30,726,269)
                                                                                        --------------    --------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                62,920,414      (49,721,157)
NET ASSETS:
    Beginning of year.......................................................               163,966,923      226,887,337
                                                                                        --------------    --------------
    End of year.............................................................              $226,887,337     $177,166,180
                                                                                        ==============    ==============

                                                                                    SHARES
                                                   ---------------------------------------------------------------------
                                                                 CLASS A                            CLASS B
                                                   ---------------------------------    --------------------------------

                                                          YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                   ---------------------------------    --------------------------------
                                                        1993               1994              1993*            1994
                                                   --------------     --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................             4,091,068          1,204,210         1,999,212          989,793
    Shares issued for dividends reinvested.               734,937            516,077            64,715           85,980
    Shares redeemed........................             (2,537,003)       (4,564,951)          (66,707)        (437,183)
                                                   --------------     --------------    --------------    --------------
          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING.............             2,289,002         (2,844,664)        1,997,220          638,590
                                                   ==============     ==============    ==============    ==============
*  From January 15, 1993 (commencement of initial offering) to December 31, 1993.

                     See notes to financial statements.

PREMIER GNMA FUND
FINANCIAL HIGHLIGHTS

Reference is made to Page 4 of the Fund's Prospectus dated October 13, 1995.


                          See notes to financial statements.

PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the Distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of Institutional Administration Services, Inc., a provider of mutual fund administration services, the parent company of which is Boston Institutional Group, Inc.
 The Fund offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on short-term investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $10,221,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1994. The carryover does not include net realized securities losses from November 1, 1994 through December 31, 1994 which are treated, for Federal income tax purposes, as arising in fiscal 1995. If not applied, the carryover expires in fiscal 2002.

PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from January 1, 1994 through June 30, 1994, to waive receipt of the management fee payable to it by the Fund in excess of an annual rate of .45 of 1% of the average daily value of the Fund's net assets, and thereafter, had undertaken from July 1, 1994 through July 14, 1994 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding (certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $120,163 for the year ended December 31, 1994.
    Dreyfus Service Corporation retained $23,891 during the year ended December 31, 1994 from commissions earned on sales of the Fund's Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $64,196 from contingent deferred sales charges imposed upon redemptions of the Fund's Class B shares.
    (B) On August 3, 1994, the Fund's shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Fund's Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Fund's Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Fund's Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's Class B shares owned by clients of the Service Agent.
    During the year ended December 31, 1994, $66,374 was charged to the Fund pursuant to the Class B Distribution Plan and $110,960 was charged to the Fund pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From January 1, 1994 to August 23, 1994, $290,028 and $55,480 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through December 31, 1994, $135,819 and $33,187 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

PREMIER GNMA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives an annual fee of $2,500 and an attendance fee of $500 per meeting. Prior to May 1, 1994, the annual fee was $1,000 and prior to April 20, 1994, an attendance fee was not paid.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the year ended December 31, 1994, amounted to $765,714,535 and $789,798,361, respectively.
    At December 31, 1994, accumulated net unrealized depreciation on investments was $1,992,826, consisting of $318,141 gross unrealized appreciation and $2,310,967 gross unrealized depreciation.
    At December 31, 1994, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER GNMA FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER GNMA FUND
    We have audited the accompanying statement of assets and liabilities of Premier GNMA Fund, including the statement of investments, as of December 31, 1994, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier GNMA Fund at December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young LLP Signature Logo)
New York, New York
February 8, 1995







                               PREMIER GNMA FUND


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.   Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)   Financial Statements:

                Included in Part A of the Registration Statement


                Condensed Financial Information for the period from January 29, 1987 (commencement of operations) to December 31, 1987 and for each of the 7 years in the period ended December 31, 1994, and for the six month period ending June 30, 1995 (unaudited).


                Included in Part B of the Registration Statement:


                     Statement of Investments-- December 31, 1994 and June 30, 1995 (unaudited).



                     Statement of Assets and Liabilities-- December 31, 1994 and June 30, 1995 (unaudited).



                     Statement of Operations-- year ended December 31, 1994 and for the six month period ending June 30, 1995 (unaudited).



                     Statement of Changes in Net Assets--for each of the years ended December 31, 1993 and 1994 and for the six month period ending June 30, 1995 (unaudited).


                     Notes to Financial Statements.

                     Report of Ernst & Young LLP, Independent Auditors, dated February 8, 1995.






All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)      Exhibits:


  (1)      Registrant's Amended and Restated Agreement and Declaration of
           Trust.


  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 15, 1994.


  (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 1, 1995.



  (6)(a)   Distribution Agreement is incorporated by reference to Exhibit
           (6)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 1, 1995.



  (6)(b)   Forms of Service Agreement.



  (8)(a)   Registrant's Custody Agreement.


  (9)      Shareholder Services Plan.


  (10)     Opinion and Consent of Registrant's counsel.


  (11)     Consent of Independent Auditors.

  (15)     Distribution Plan.


  (16) Schedules of Computation of Performance are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 1, 1995.



  (17)     Financial Data Schedule.



  (18)     Rule 18f-3 Plan.



Item 24.   Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

           Other Exhibits
           ______________

                (a) Powers of Attorney of the Trustees and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 13 to the Registration
                     Statement on Form N-1A, filed on March 1, 1995.

                (b) Certificate of Secretary is incorporated by reference to other Exhibits (b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 1, 1995.

Item 25.   Persons Controlled by or under Common Control with Registrant.
_______    ______________________________________________________________

           Not Applicable

Item 26.   Number of Holders of Securities.
_______    ________________________________


            (1)                              (2)

                                                Number of Record
         Title of Class                  Holders as of September 29, 1995
         ______________                  _____________________________

         Beneficial Interest
         (Par value $.001)
               Class A                       4,777
               Class B                       1,840
               Class C                       - 0 -


Item 27.    Indemnification
_______     _______________

         The Statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any trustee, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 30, 1986.

         Reference is also made to the Distribution Agreement incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 1, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;


DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts 02108
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

ROBERT E. RILEY               Director:
President, Chief                   Dreyfus Service Corporation*;
Operating Officer,            Former Executive Vice President:
and a Director                     Prudential Investment Corporation
                                   751 Board Street
                                   Newark, New Jersey 07102

STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts  02108;
                                   Laurel Capital Advisors
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Safe Deposit & Trust
                                   One Boston Place
                                   Boston, Massachusetts 02108

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;

PHILIP L. TOIA                Formerly, Senior Vice President:
(cont'd) The Chase Manhattan Bank, N.A. and The Chase Manhattan Capital Markets Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.
                                   One Boston Place
                                   Boston, Massachusetts 02108;
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals, Inc.*

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Capital Value Fund, Inc.
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  The Dreyfus Convertible Securities Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  Dreyfus Focus Funds, Inc.
          22)  The Dreyfus Fund Incorporated
          23)  Dreyfus Global Bond Fund, Inc.
          24)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          25)  Dreyfus GNMA Fund, Inc.
          26)  Dreyfus Government Cash Management
          27)  Dreyfus Growth and Income Fund, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  Dreyfus Investors GNMA Fund
          35)  The Dreyfus/Laurel Funds, Inc.
          36)  The Dreyfus/Laurel Funds Trust
          37)  The Dreyfus/Laurel Tax-Free Municipal Funds
          38)  The Dreyfus/Laurel Investment Series
          39)  The Dreyfus Leverage Fund, Inc.
          40)  Dreyfus Life and Annuity Index Fund, Inc.
          41)  Dreyfus LifeTime Portfolios, Inc.
          42)  Dreyfus Liquid Assets, Inc.
          43)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          44)  Dreyfus Massachusetts Municipal Money Market Fund
          45)  Dreyfus Massachusetts Tax Exempt Bond Fund
          46)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          47)  Dreyfus Money Market Instruments, Inc.
          48)  Dreyfus Municipal Bond Fund, Inc.
          49)  Dreyfus Municipal Cash Management Plus
          50)  Dreyfus Municipal Money Market Fund, Inc.
          51)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          52)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          53)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          54)  Dreyfus New Leaders Fund, Inc.
          55)  Dreyfus New York Insured Tax Exempt Bond Fund
          56)  Dreyfus New York Municipal Cash Management
          57)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          58)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          59)  Dreyfus New York Tax Exempt Money Market Fund
          60)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          61)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          62)  Dreyfus 100% U.S. Treasury Long Term Fund
          63)  Dreyfus 100% U.S. Treasury Money Market Fund
          64)  Dreyfus 100% U.S. Treasury Short Term Fund
          65)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          66)  Dreyfus Pennsylvania Municipal Money Market Fund
          67)  Dreyfus Short-Intermediate Government Fund
          68)  Dreyfus Short-Intermediate Municipal Bond Fund
          69)  Dreyfus Short-Term Income Fund, Inc.
          70)  The Dreyfus Socially Responsible Growth Fund, Inc.
          71)  Dreyfus Strategic Growth, L.P.
          72)  Dreyfus Strategic Income
          73)  Dreyfus Strategic Investing
          74)  Dreyfus Tax Exempt Cash Management
          75)  The Dreyfus Third Century Fund, Inc.
          76)  Dreyfus Treasury Cash Management
          77)  Dreyfus Treasury Prime Cash Management
          78)  Dreyfus Variable Investment Fund
          79)  Dreyfus-Wilshire Target Funds, Inc.
          80)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          81)  General California Municipal Bond Fund, Inc.
          82)  General California Municipal Money Market Fund
          83)  General Government Securities Money Market Fund, Inc.
          84)  General Money Market Fund, Inc.
          85)  General Municipal Bond Fund, Inc.
          86)  General Municipal Money Market Fund, Inc.
          87)  General New York Municipal Bond Fund, Inc.
          88)  General New York Municipal Money Market Fund
          89)  Pacifica Funds Trust -
                    Pacific American Money Market Portfolio
                    Pacific American U.S. Treasury Portfolio
          90)  Peoples Index Fund, Inc.
          91)  Peoples S&P MidCap Index Fund, Inc.
          92)  Premier Insured Municipal Bond Fund
          93)  Premier California Municipal Bond Fund
          94)  Premier Global Investing, Inc.
          95)  Premier GNMA Fund
          96)  Premier Growth Fund, Inc.
          97)  Premier Municipal Bond Fund
          98)  Premier New York Municipal Bond Fund
          99)  Premier State Municipal Bond Fund



(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Operating Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Lynn H. Johnson+          Vice President                     None

Ruth D. Leibert++         Assistant Vice President           Assistant
                                                             Secretary

Paul Prescott+            Assistant Vice President           None

Leslie M. Gaynor+         Assistant Treasurer                None

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1.  The Shareholder Services Group, Inc.,
                a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 10th day of October, 1995.

                                        PREMIER GNMA FUND

                                        BY:  /s/Marie E. Connolly*
                                             _______________________
                                             MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signatures                        Title                   Date

___________________________     ______________________________   _________


/s/Marie E. Connolly*          President (Principal Executive    10/10/95
______________________________ Officer)
Marie E. Connolly

/s/Joseph F. Tower, III*       Assistant Treasurer (Principal    10/10/95
______________________________ Accounting and Financial Officer)
Joseph F. Tower, III

/s/Clifford L. Alexander, Jr.* Trustee                           10/10/95
______________________________
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*             Trustee                           10/10/95
______________________________
Peggy C. Davis

/s/Joseph S. DiMartino*        Chairman of the Board             10/10/95
______________________________ of Trustees
Joseph S. DiMartino

/s/Ernest Kafka*               Trustee                           10/10/95
______________________________
Ernest Kafka

/s/Saul B. Klaman*             Trustee                           10/10/95
______________________________
Saul B. Klaman

/s/Nathan Leventhal*           Trustee                           10/10/95
______________________________
Nathan Leventhal

*BY: __________________________
     Eric B. Fischman,
     Attorney-in-Fact



                                INDEX OF EXHIBITS



ITEM


(1)       Registrant's Amended and Restated Agreement and Declaration of
Trust

(6)(b)    Forms of Service Agreements

(8)(a)    Custody Agreement

(9)       Shareholders Services Plan

(10)      Opinion and Consent of Registrant's Counsel

(11)      Consent of Independent Auditors

(15)      Distribution Plan

(17)      Financial Data Schedule

(18)      Rule 18f-3 Plan